UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2020

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street, 37th Floor, Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                                                           Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	BCSF	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement.

Bain Capital Specialty Finance, Inc. (the “Company”), entered into an unsecured revolving loan agreement (the “Revolving Advisor Loan”) with BCSF Advisors, LP, the investment adviser of the Company (the “Advisor”) on March 27, 2020, with a maximum credit limit of $50,000,000 and a maturity date of March 27, 2023. The Revolving Advisor Loan is intended to provide the Company with the ability to borrow funds on a short-term basis in order to consider new investment opportunities.

The Company also currently serves (among other roles) as investment manager to its subsidiary, BCSF I, LLC, as Borrower pursuant to a credit agreement initially entered into October 4, 2017 (as amended, the “Existing Credit Facility”) between (among other parties) BCSF I, LLC as Borrower, Goldman Sachs Bank USA, as Sole Lead Arranger, Syndication Agent and Administrative Agent, and U.S. Bank National Association as Collateral Administrator, Collateral Agent and Collateral Custodian (collectively, the “Credit Facility Parties”).  On January 8, 2020, the Company entered into an amended and restated credit agreement between the Credit Facility Parties, which amended and restated the terms of the Existing Credit Facility. On March 31, 2020 the Parties entered into Omnibus Amendment No. 1 to the amended and restated credit agreement (the “Amendment”) between the Credit Facility Parties.

The Amendment amends the Existing Credit Facility to, among other things, provide for enhanced flexibility to purchase or contribute and borrow against revolving loans and delayed draw term loans, and to count certain additional assets in the calculation of collateral for the outstanding advances; increasing the spread payable under the facility from 2.50% to 3.25% per annum; and, after June 22, 2020, requiring the Company maintain at least $50,000,000 of unencumbered liquidity or pay down the facility by at least $50,000,000.

The descriptions above are only summaries of the material provisions of the Revolving Advisor Loan and the Amended Credit Agreement and each is qualified in its entirety by reference to a copy of the Revolving Advisor Loan and the Amended Credit Agreement, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Bain Capital Specialty Finance, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.

Date: April 2, 2020	By:	/s/ Michael Treisman
Name: Michael Treisman
Title: Secretary